Revenue	3 Months Ended
Apr. 30, 2018
Revenue [abstract]
Revenue
Revenue

	Three months ended April 30, 2018	Three months ended April 30, 2017
Analysis of revenue by category	£000s	£000s
Licensing agreements	3,628	1,728
Research collaboration agreement	246	—
	3,874	1,728

The Group elected to adopt IFRS 15 effective February 1, 2018. For details on the performance obligations identified and judgments exercised by management in the application of IFRS 15 see Note 1 ‘Basis of Accounting - Adoption of IFRS 15 Revenue from contracts with customers.'

Revenues of £3.1 million recognized during the three months ended April 30, 2018 were included in deferred revenue as at January 31, 2018 (adjusted). All revenues recognized during the three months ended April 30, 2017 were included in deferred revenue as at January 31, 2017.

Sarepta Therapeutics, Inc.

On October 4, 2016, Summit announced its entry into an exclusive license and collaboration agreement with Sarepta Therapeutics, Inc. (‘Sarepta’), pursuant to which Summit granted Sarepta the exclusive right to commercialize products in the Group’s utrophin modulator pipeline in the European Union, Switzerland, Norway, Iceland, Turkey and the Commonwealth of Independent States. Such products include the Group’s lead product candidate, ezutromid, for the treatment of Duchenne muscular dystrophy, and its pipeline of second generation and future generation small molecule utrophin modulators. The Group also granted Sarepta an option to expand the licensed territory to include specified countries in Central and South America. The Group retains commercialization rights in the rest of the world.

Under the license and collaboration agreement with Sarepta, Summit has received from Sarepta an upfront payment of $40.0 million (£32.8 million) and a development milestone payment of $22.0 million (£17.2 million) which was payable after the first dosing of the last patient in PhaseOut DMD, its ongoing Phase 2 clinical trial of ezutromid. The terms of the contract have been assessed under IFRS 15 Revenue from contracts with customers, and currently only the upfront payment, first development milestone payment and development cost share income are included in the transaction price which is reported as deferred revenue in the Consolidated Statement of Financial Position and recognized as revenue over the development period.

As part of the license and collaboration agreement with Sarepta, the Group has agreed to collaborate with Sarepta on the research and development of the licensed products pursuant to a joint development plan through a joint steering committee comprised of an equal number of representatives from each party. The Group was solely responsible for all research and development costs for the licensed products until December 31, 2017. From January 1, 2018, the Group is responsible for 55.0% of the budgeted research and development costs related to the licensed products, and Sarepta is responsible for 45.0% of such costs. Any costs in excess of 110.0% of the budgeted amount are borne by the party that incurred such costs. The Group is also obligated to spend a specified minimum amount on the research and development of certain licensed products prior to the end of 2019. This development cost share income is recognized as part of licensing agreements revenue as the Group is acting as a principal in the scope of the research and development activities of the agreement.

4. Revenue (continued)
In addition, the Group will be eligible to receive up to an additional $20 million from Sarepta in specified development milestones for ezutromid and up to $150 million from Sarepta in specified regulatory milestones related to ezutromid in the licensed territory. The Group is also eligible to receive up to $65 million in specified development milestones and up to $225 million in specified regulatory milestones from Sarepta for its future generation small molecule utrophin modulators in the licensed territory. In addition, the Group is also eligible to receive up to $330 million from Sarepta in specified sales milestones on a product-by-product basis, as well as tiered, escalating royalties ranging from a low- to high-teens percentage of net sales on a product-by-product basis in the licensed territory.

Eurofarma Laboratórios S.A.
On December 21, 2017, Summit announced it had entered into an exclusive license and commercialization agreement with Eurofarma Laboratórios S.A. ('Eurofarma'), pursuant to which the Group granted Eurofarma the exclusive right to commercialize ridinilazole in specified countries in South America, Central America and the Caribbean. The Group has retained commercialization rights in the rest of the world.
Under the terms of the license and commercialization agreement with Eurofarma, the Group received an upfront payment of $2.5 million (£1.9 million) from Eurofarma. The terms of the contract have been assessed under IFRS 15 Revenue from contracts with customers and currently only the upfront payment is included in the transaction price. The upfront payment was initially reported as deferred revenue in the Consolidated Statement of Financial Position and is recognized as revenue over the development period.
In addition, the Group will be entitled to receive an additional $3.75 million in development milestones upon the achievement of staged patient enrollment targets in the licensed territory in one of the two planned Phase 3 clinical trials of ridinilazole. The Group is eligible to receive up to $21.5 million in development, commercial and sales milestones when cumulative net sales equal or exceed $100.0 million in the Eurofarma licensed territory. Each subsequent achievement of an additional $100.0 million in cumulative net sales will result in the Group receiving additional milestone payments, which, when combined with anticipated product supply transfer payments from Eurofarma paid to the Group in connection with a commercial supply agreement to be entered into between the two parties, will provide payments estimated to range from a mid- to high-teens percentage of cumulative net sales in the Eurofarma licensed territory. The Group estimates such product supply transfer payments from Eurofarma will range from a high single-digit to low double-digit percentage of cumulative net sales in the licensed territory.